Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact: Stephanie Goldman/Mark Havenner

The Pollack PR Marketing Group

(310) 556-4443

sgoldman@ppmgcorp.com/mhavenner@ppmgcorp.com

Board of Directors of

Helios and Matheson Analytics Inc. Forms
Strategic Review Committee

NEW YORK- September 13, 2019 – Helios and Matheson Analytics Inc. (the “Company” or “HMNY”) today announced that its board of directors has formed a strategic review committee (the “Committee”), composed entirely of the Company’s independent directors, to identify, review and explore all strategic and financial alternatives for the Company, including a sale of the Company in its entirety, a sale of substantially all of the Company’s assets including MoviePass™, Moviefone™ and MoviePass Films™, a business reorganization or one or more other extraordinary corporate transactions, together with the assumption or settlement of the Company’s liabilities in connection with any of these alternatives. The Company requests that all bona fide transaction proposals and expressions of interest be directed to the Committee at SRC@hmny.com. There can be no assurance that the Committee’s review process will result in any transaction.

In addition, on September 13, 2019, MoviePass™ notified its subscribers that it would be interrupting the MoviePass™ service for all its subscribers effective September 14, 2019, because its efforts to recapitalize MoviePass™ have not been successful to date. The Company is unable to predict if or when the MoviePass™ service will continue. The Company is continuing its efforts to seek financing to fund its operations. There can be no assurance that any such financing will be obtained or available on terms acceptable to the Committee.

About Helios and Matheson Analytics Inc.

Helios and Matheson Analytics Inc. currently owns approximately 92% of the outstanding shares (excluding options and warrants) of MoviePass Inc., 100% of the outstanding membership interests in MoviePass Ventures LLC, 51% of the outstanding membership interests in MoviePass Films LLC, and the Moviefone™ brand and service. HMNY’s holdings also include Zone Technologies, Inc., creator of RedZone Map™, a safety and navigation app for iOS and Android users. HMNY is headquartered in New York, NY. For more information, visit us at www.hmny.com.

Cautionary Statement on Forward-looking Information

Certain information in this communication contains “forward-looking statements” about HMNY and MoviePass Inc. within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”), that may not be based on historical fact, but instead relate to future events. Forward-looking statements are generally identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential” or similar expressions. Such forward-looking statements include, without limitation, statements regarding the strategic review committee’s process and HMNY’s business and prospects. Statements regarding future events are based on HMNY’s current expectations and are necessarily subject to associated risks.

Such forward-looking statements are based on a number of assumptions. Although management of HMNY believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments may differ materially and adversely from those expressed or implied by the forward- looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects.

Some, but not all, of these risks include, among other things: HMNY’s and the Committee’s ability to identify, review and explore potential strategic and financial alternatives for HMNY; the availability of potential strategic and financial alternatives for HMNY on terms acceptable to HMNY and the Committee; HMNY’s ability to enter into or consummate any potential strategic and financial alternatives for HMNY identified by the Committee on terms acceptable to HMNY and the Committee; the unavailability of capital as and when needed, or on terms acceptable to HMNY and the Committee, to consummate any potential strategic and financial alternatives for HMNY identified by the Committee; the inability of HMNY and its subsidiaries to continue their operations absent additional financing; and the risk factors described in HMNY’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its quarterly reports on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018 (as amended), and subsequent current and periodic reports, information statements and registration statements filed with the U.S. Securities and Exchange Commission. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on HMNY’s current expectations and HMNY does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

Contact:

The Pollack PR Marketing Group

Stephanie Goldman/Mark Havenner, (310) 556-4443

sgoldman@ppmgcorp.com/mhavenner@ppmgcorp.com

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